Roadshow Presentation November 2009 Update Roadshow Presentation November 2009 Update Exhibit 99.1

2

Confidential Information
Confidential Information
This presentation contains forward-looking statements. These forward-looking statements relate to, among other things, our financial and operating performance and results, our business strategy, market prices, our future commodity price risk management activities, and our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We may use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “target,” “continue,” “intend,” “plan,” “budget” and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information. We do not undertake any obligation to update or revise publicly any forward-
looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to fluctuations in prices of oil and natural gas, future capital requirements and availability of financing, estimates of reserves, geological concentration of our reserves, risks associated with drilling and operating wells, discovery, acquisition, development and replacement of oil and natural gas reserves, cash flow and liquidity, timing and amount of future production of oil and natural gas, availability of drilling and production equipment, marketing of oil and natural gas, developments in oil-producing and natural gas-producing countries, competition, general economic conditions, governmental regulations, receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts, hedging decisions, including whether or not to enter into derivative financial instruments, terrorist attacks, actions by third-party co-owners of interests in properties in which we also own an interest, and fluctuations in interest rates.
We believe it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. When considering our forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in the proxy statement of United Refining Energy Corp. filed with the Securities and Exchange Commission on October 13, 2009. The
risks noted therein and other factors noted throughout the proxy statement provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those contained in any forward-looking statement. Please read the section entitled “Risk Factors” in the referenced proxy statement for a discussion of certain risks of our business.

3

Management Presenters
Management Presenters
Mark Fischer
Chairman, CEO and
President
Joe Evans
CFO
John Catsimatidis
Chairman and CEO
Privately held independent, mid-cap oil & gas
exploration and production company
Founded in 1988
Publicly traded Special Purpose Acquisition
Company (SPAC) with $452 million in funds
Formed on June 25, 2007
United Refining Energy (URX) Chaparral Energy (CPR)

4

URX Rationale
URX Rationale
Transaction is a tremendous opportunity for growth given size and diversity of portfolio with significant upside potential for stock price appreciation
Chaparral is a project & prospect rich company; URX cash infusion allows accelerated realization of value
Attractive investment proposition with aggregate transaction value implying 2010E
EBITDA multiple of 5.1x, a 34% discount to E&P peer group (1)
Experienced management team that has built a track record of steady growth
Substantial asset base of long-lived properties with a large inventory of low risk exploitation opportunities, as well as near-term high-potential drilling projects
Offers the potential for substantial long-term reserve and production growth through a robust portfolio of EOR projects utilizing CO
2
with numerous candidates for
development
Notes: 1) Valuation as of October 12, 2009. Peer group includes ARD, CXO, DNR, EAC, PXD, REN and WLL

5

Transaction Summary
Transaction Summary
Chaparral: 57%; URX Public: 38%; URX Sponsor: 5%
(1) Ownership Summary
December 2009
Expected Close
Commitments in place for new $500 million credit facility to replace
Chaparral existing facility
Credit Facility
Public and insider warrants redeemed at $0.55 per warrant and/or restructured with $13.00 strike, $18.00 redemption, 5 yr expiration
Warrants
CEO: Mark Fischer
Executive Chairman: John Catsimatidis
Nine-member board with five independent directors
Management and Board
Chaparral receives $300 million
(1)
cash for working capital
Chaparral shareholders receive 51.5 million common shares and 10 million contingent shares
Chaparral shareholders exchange their entire equity stake for shares in the combined entity
URX sponsor shares restructured into 4.27 million common shares and 2.8 million contingent shares forfeitable based on performance
Contingent shares awarded upon achievement of share price target of $
15.00 (6 yr term)
Consideration
Chaparral Energy to go public through a merger with United Refining
Energy Corp. (AMEX: URX)
Total transaction size: $1.7 billion
Transaction
Notes: 1) Assuming 24% of URX public shareholders redeem their shares for cash and 50% of URX warrants are redeemed for cash at $0.55 per warrant, Chaparral receives approximately $300MM in cash

6

Chaparral Overview
Chaparral Overview
Founded in 1988, based in Oklahoma City
Core areas are Mid-Continent and Permian Basin
Comprise 90% of reserves and 87% of 1Q-2Q 2009 production
Third largest oil producer in Oklahoma
Substantial resource potential
Long-lived, shallow-decline conventional reserve base
Significant resource potential via Enhanced Oil Recovery portfolio and infrastructure as well as Woodford shale gas opportunities
Successful acquisition track record
September 2005: $158 million CEI Bristol, 19 MMBoe of proved reserves
October 2006: $500 million Calumet Oil, 58 MMBoe of proved reserves
Experienced management team with high ownership stake
Operational Stats
Proved Reserves:
% Oil:
Production:
SEC Reserve Value ($PV-10):
R / P:
12/31/08
113 MMBoe (SEC)
45%
19 MBoe/d (Annual Avg.)
$933MM
16 years
6/30/09
146 MMBoe (SEC)
62%
21 MBoe/d (1H 2009)
$1.52Bn
19 years

Wilcox Trend
Miocene Trend
Frio Trend
Salt Dome Basin

Chaparral ENERGY

7

Operating Areas
(1)
Operating Areas
(1)
As of June 30, 2009 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
North Texas
Reserves: 2.7 MMBoe, 2% of total
Production: 0.5 Mboe/d, 2% of total
Acreage (gross / net): 33,352 / 26,464
Permian Basin
Reserves: 17.4 MMBoe, 12% of total
Production: 4.9 Mboe/d, 23% of total
Acreage (gross / net): 98,655 / 73,618
Rocky Mountains
Reserves: 2.7 MMBoe, 2% of total
Production: 0.3 MBoe/d, 1% of total
Acreage (gross / net): 46,770 / 17,302
Company Total
June 2009 proved reserves – 146 MMBoe
1H 2009 average daily production – 21 MBoe/d
Acreage (gross / net): 1,276,505 / 638,936
Val Verde
Basin
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Woodford
Basin
OKC
Notes: 1) Reserve and production data as of June 30, 2009; acreage as of 12/31/08
Gulf Coast
Reserves: 6.6 MMBoe, 5% of total
Production: 1.3 MBoe/d, 6% of total
Acreage (gross / net): 94,361 / 57,571
Mid-Continent
Reserves: 113.2 MMBoe, 78% of total
Production: 13.6 MBoe/d, 64% of total
Acreage (gross / net): 976,447 / 449,209
Ark-La-Tex
Reserves: 2.9 MMBoe, 2% of total
Production: 0.7 MBoe/d, 3% of total
Acreage (gross / net): 26,920 / 14,772

8

Investment Highlights
Investment Highlights
Long-lived, oil-oriented, diverse production base (6/30/09 R/P: 19 years)
Large inventory of near-term, high-potential, drilling opportunities
Strategic vision to capture value long-term via Enhanced Oil Recovery (EOR)
Financial flexibility to execute growth strategy
Proven management and financial sponsor
All current shareholders exchange their entire
equity stake for shares in the combined entity
Earn-out structure fully aligns sponsor and
management with new Chaparral shareholders

9 9 Company Overview Company Overview

10

Operating and Financial Strategy
Operating and Financial Strategy
Increase reserves and production through drilling of low-risk inventory
Acquire mature properties and enhance production and reserves through drilling and operational efficiencies
Expand EOR operations including CO
2
infrastructure
Selectively pursue strategic opportunities with significant upside potential
Hedge production to stabilize cash flow
Achieve growth objectives while maintaining strong liquidity position

11

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End Reserves (MMBoe)
(1)(2)
141466
113
164
151
103
73
51
0
25
50
75
100
125
150
175
2003 2004 2005 2006 2007 2008 Jun-09
2003 – June 2009 CAGR = 21.1%
Annual Production (MMBoe)
9.9
7.6
7.1
6.8
5.4
4.2
3.2
2.6
0
2
4
6
8
10
12
2003 2004 2005 2006 2007 2008 2009E 2010E
2003 – 2009E CAGR = 19.6%
146
Note: 1)Reserves as of December 31, 2008 are based on flat SEC pricing of $44.60/Bbl and $5.62.Mcf
2)Reserves as of June 30, 2009 are based on flat SEC pricing of $69.89/Bbl and $3.89/Mcf
Chaparral’s reserve replacement ratio has averaged 599% per year since 2002

12

Stable Base and Growth Potential
Stable Base and Growth Potential
Stable Producing Base
Long-lived reserve base
•
8.8% projected annual
decline in PDP production
from 2009 to 2023
(1)
62% oil concentration
66% proved developed
reserves
86% of proved reserves
operated
85% of PDP production
hedged over the next two
years to stabilize cash flow
Highly diversified production
across fields (8,324 wells)
Note: 1) Percent decline is average annual decline rate of PDP production from third-party reserve reports
Low-Risk Long-Term
Upside
Significant Near-Term
Growth
170 MMbo potentially
recovered through EOR
properties
Reserve growth through
CO
2
infrastructure
Woodford Shale
developments
3,997 identified additional
potential drilling locations
15-year inventory of drilling
locations at 363 drilling rate
of 240 operated wells and 123
outside operated wells
835 enhancement projects
363 wells planned for 2010
with expected net exit rate
production of 13.9 MBopde
Low-risk infill or step-out wells
(98% success rate in 2006-
2008)
1,487 identified proved
undeveloped drilling locations
•
Primarily focused on the
Mid-Continent region with
1,199 locations
Undeveloped acreage:
108,894 net acres

13

Capital Budget
Capital Budget
125
20
3
31
71
2009
Expanded
Budget
377 302  230  667  Total
43 25  15  13
Tertiary
Recovery
30 46  50  489  Acquisitions (1)
22 55  44  31  Enhancements
282 176  121  134  Drilling
2010
Prelim
Budget 2008 2007 2006 Component
Note: 1) 2006 Includes major acquisition of Calumet Oil Company
2010E Oil and Gas Capital Expenditures
6%
11%
75%
8%
Drilling
EOR
Enhancements
Acquisitions
7%
14%
75%
4%
Mid-Continent
Other
Gulf Coast
Permian
Basin
2010E Drilling CAPEX by Major Plays
Conventional Drilling EOR Drilling
Oil & Gas Capital Expenditures ($MM)
$MM
$7.6
$10.4
$10.5
$12.2
$13.9
$14.1
$46.8
$49.6
0 5 10 15 20 25 30 35 40 45 50
Tunstill
Camrick
Osage County
SWAGSU
Haley
Woodford Shale
Cleveland Sand
Granite Wash

14

Washita County, OK
Granite Wash “A”, “B” & “C” Zones
Horizontal drilling, 12,500’ depth
Initial production rates:
– 3 – 5 mmcf/d & 200 – 500 Bbl/d
Scheduled to drill 12 wells in 2010
6 operated, avg WI 49%
6 non-operated, avg WI 13.4%
Roxanne 1-17H
Chap Op & 25% WI
IP: 7.7 MMcf/d, 736 Bbl/d
Peters 2H-19
Chap Op & 70% WI
IP: 4.8 MMcf/d, 240 Bbl/d
Gunter 2H-14
Chap Op & 70% WI
IP: 6.5 MMcf/d, 500 Bbl/d
Simpson 4-26H
St. Mary’s Op, Chap: 16% WI
IP: 5 MMcf/d, 200 Bbl/d
West 7-35H,
St. Mary’s Op, Chap: 11% WI
IP: 5.2 MMcf/d, 480 Bbl/d
Kliewer 18H (#1,2,3,4)
CHK Op, Chap: 18% WI
IP: 5.5 MMcf/d, 400 Bbl/d
3 Drilling, 1 proposed
Kliewer #1-18H
CHK Op, Chap: 18% WI
IP: 11.6 MMcf/d, 700 Bbl/d
Recently Drilled Wells
Proposed Wells
Sections w/Chap Interests
Granite Wash Sand Play – Washita County, OK
Granite Wash Sand Play – Washita County, OK
24 Potential drill locations:
23.7% Avg working interest:
1,620 Chaparral net acres:
$6.4 Gross CapEx / well ($MM):
0.7 Gross reserves / well (MMboe):
Formation
Roxanne 2-17H
Questar Op, Chap 25% WI
Riley #1-20H CHK Op, Chap 14% WI
Roxanne – 2-17H and 3-17H
Questar Op, Chap 25% WI
Proposed

15

Granite Wash Sand Play - Wheeler Co., TX
Granite Wash Sand Play - Wheeler Co., TX
Brown “6” #2H WI 25%
Proposed
Brown “8” #2H WI 50%BPO,
50% WI - Proposed
Britt 7-9H  WI 40%
Awaiting Completion
Britt 8-5H  WI 12.5%
Awaiting Completion
21MMcfe/d
27.1MMcfe/d
10MMcfe/d
17MMcfe/d
Brown Area
Britt Area
Britt
#7-12H Drilling WI 40%
Britt  #7-11H Drilling WI 40%
Britt  #8-6H Drilling WI 12.5%
Britt  #8-4H Drilling WI 12.5%
20
Potential drill
locations:
51.2% Avg working interest:
855 Chaparral net acres:
$7.38
Gross CapEx / well
($MM):
1.0
Gross reserves / well
(MMboe):
Play Statistics
Horizontal Drilling
Scheduled to drill 6
wells in 2010
4 op – WI 100%
2 nonop – WI 40%
Depth 12,500’

Proposed Horizontal Locations
2009 Locations
Recently Completed Wells
Acreage

Chaparral ENERGY

16

Cleveland Sand Play
Cleveland Sand Play
Ellis County Area
Horizontal drilling
Tight sand play
Depth: 8,300 – 9,800 feet
Scheduled to drill 30 wells in
2010
20 operated, avg WI 85%
10 non-op, avg WI 10%
Aledo-Bray Area
Milton #3H-26 Recently Completed
Gilson 2H-24, Chap Op with 100% WI
1.8 mmcf/d, 240 BOPD
State A 6H-36, Chap Op with 100% WI
2.8 mmcf/d, 250 BOPD
Bray #3-4H Waiting on
completion Chap Op 98%
62 Potential drill locations:
57% Avg working interest:
8,100 Chaparral net acres:
$2.6 - $4.4 Gross CapEx / well ($MM):
0.3 – 0.5 Gross reserves / well (MMboe):
Formation
Robertson #3-34H Drilling
Chap Op 100% WI
Bray #4-4H Proposed Chap Op 100% WI

17

Anadarko Basin - Woodford Shale
Anadarko Basin - Woodford Shale
Chaparral Operated Wells
Chaparral Non-Operated Wells
Industry Recently Permitted or Currently Drilling Locations
Industry Completed Woodford Horizontal Wells
Ellis
Blaine
Dewey
Kingfisher
Grady
Caddo
Washita
Beckham
Roger Mills
Custer
Canadian
Chaparral’s Acreage
21,600 (+/-) net acres held by
production (HBP), 1,080 non-producing acres
Potential drilling locations          142
Play Economics
(1)
4.0 – 6.0 Bcfe gross per well with
4,000 foot lateral
Completed well costs: $7 – $9 million
Recent Industry Woodford Gross IPs
Golden 1 – 3H: 8.3 MMcfe/d
Guinn 1 – 10H: 7.1 MMcfe/d
Dixie 1 – 4H: 5.9 MMcfe/d
Young 2-22H: 6.8 MMcfe/d
Drilling Activity
Expect to drill 10 wells in 2010, avg WI 20.2%
Currently drilling: Kurtz 1-14H
Proposed drilling: Cana 1-5H, Cana 1-34H,
Cana 1-35H
Note: 1) Play economics sourced from Cimarex May 2009 presentation

18

Haley Play Area
Haley Play Area
University 19-3-1, APC Op, IP: Jan ’07
12 month avg – 18.2 mmcfe/d
Bowdle 47-2, Chap Op & 98% WI
TD: 3Q08, IP 18.8 mmcfe/d
Bowdle 48-1R, APC Op, IP Sept ’06
12-month avg: 3.5 mmcfe/d
Haley 36-4, Chap Op, 91% WI, IP Aug ’06
12-month avg: 1.8 mmcfe/d
Bowdle 48-2, APC Op,
2.8 mmcfe/d
Bowdle 47-4, Chap Op & 98% WI
Currently drilling
Deep Drilling Locations
Drilling or Recent Completions
Chaparral Acreage
Atoka and Morrow Play
(17,700’ depth)
Expensive wells
High production rates
Large reserve potential
Haley 36-5, Chap op, 78% WI,
Next proposed location
1
2010 Scheduled drill locations:
(Chaparral operated)
74% Avg working interest:
3,840 Chaparral net acres:
$10.2 Gross CapEx / well ($MM):
1.9 Gross reserves / well (MMboe):
Morrow Formation
Atoka
5
2010 Scheduled drill locations:
(Chaparral Operated)
74% Avg working interest:
3,840 Chaparral net acres:
$2.1 Gross CapEx / well ($MM):
0.3 Gross reserves / well (MMboe):
Springs Formation
Bone

10 MIL
1 MIL
100,000
10,000
1,000
100
1950
1954
1958
1962
1966
1970
1974
1978
1982
1986
1990
1994
1998
2002
2006
2010
2014
Time

Chaparral Energy

19

Southwest Antioch Gibson Sand Unit
Southwest Antioch Gibson Sand Unit
Chaparral’s second largest play by
proved reserves
4% of proved reserves
Location: Garvin Co., OK
Depth: 7,000 feet
Scheduled to drill 12 Chaparral
operated wells in 2010
Garvin County, OK
Chaparral Assumes Operations
Gas Mcf/mo
Oil Bbl/mo
Field Shutdown and Plugging
Area Affected by Gas
Injection
Chaparral Acreage
40 Potential drill locations:
99 Avg working interest:
9,520 Chaparral net acres:
$1.0 Gross CapEx / well ($MM):
0.125 Gross reserves / well (MMBoe):
Formation
190.7 OGIP (BCF)
6.4 Total Proved Reserves (MMBoe):
73.0 Current Gas-in-Place (Bcf):
142.5 Cumulative Injection (Bcf):
261.4 Cumulative Gas Recovery (Bcf):
19.1 Secondary Oil Recovery (MMboe):
21.2 Primary Oil Recovery (MMboe):
161.7 OOIP (MMBO)
Unit Statistics

20

Enhanced Oil Recovery Opportunities
Enhanced Oil Recovery Opportunities
Chaparral utilizes CO
2
and polymer EOR techniques
CO
2
EOR involves injection of CO
2
and water to enhance hydrocarbon
mobility to drive hydrocarbons to wells
Polymer EOR improves areal sweep efficiency and minimizes channeling

T27N R6E

Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08

Chaparral Energy

21

North Burbank Unit –
Polymer & CO
2
Tertiary Recovery
North Burbank Unit –
Polymer & CO
2
Tertiary Recovery
WI - 99.25% (operated property)
Size - 23,080 acres; Depth  - 3,000’
OOIP – 671 MMBO
Cum. Recovery - 317 MMBO (primary & secondary)
Producing zone - Bartlesville Reservoir – 2 Tier
Wells - 269 producing, 193 injection, 493 TA
Upside Potential - Polymer EOR
Phillips instituted polymer EOR Program on 1,440 acres from
1980 - 1986 as pilot area
Production increased from 500 BOPD to
1,200 BOPD
Phillips incremental oil recovery 2.4MMBO
Reinstituted  polymer flood on 485 acres; $6MM cost, 19 well pattern
Return 400+ wells to production; 8-33 BOPD per well
CO EOR Potential
Chaparral
Polymer Pilot
Phillips’ Polymer Project
North Burbank Improved Recovery
60
70
80
90
100
110
120
130
140
150
160
Boe/d
2

N.W. Camrick Unit
Camrick Unit
Perryton Unit

1,000,000
100,000
10,000
1,000
OIL PRODUCTION (BOPM)
ALL THREE UNITS
1+2+NP+3+NW+4
1+2+NP+3+NW
1+2+NP+3
1+2+NP
ACTUAL
PHASE 1-2
PHASE 1
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20

Chaparral Energy

22

Camrick Area CO
2
Tertiary Recovery
Camrick Area CO
2
Tertiary Recovery
Consists of three unitized fields
Operated with an average working interest of
54%
CO
2
injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,600
Bbls/day
Expansion of CO
2
injection operations is
currently underway and is expected to be
implemented across all units
14.4 Estimated tertiary
CO2
recovery (Mmbo)
13.1 Secondary oil recovery (Mmbo)
16.6 Primary oil recovery (Mmbo)
125.6 OOIP (Mmbo)
15,200 Net Acreage
Morrow
Reservoir
NW Camrick, Camrick and Perryton Units:  8/8 Basis
Beaver & Texas Counties, OK
Camrick
CO2
Flood
Oil Production by Month
Camrick Area, OK

23

Substantial Upside With CO
2
Tertiary Recovery
Substantial Upside With CO
2
Tertiary Recovery
CO
2
project inventory
6 proved reserve projects
55 additional projects identified
CO
2
Infrastructure
366 miles of existing line
46 MMcfe/d of CO
2
supply
Includes connecting 15 - 18
MMcf/d of CO
2
from Arkalon
16 mile expansion in 2008
$20 million spent in 2008
$79.9 million investment
$196.4 million net cash flow
$65.7 million PV-10
3.5x ROI
39.5% IRR
CO
2
Tertiary Recovery Projects Economics (6 Proved Reserves Projects)

24

Currently Owned CO
2
Development Potential
Currently Owned CO
2
Development Potential
Total OOIP 3,140 MMBO
Primary Production 543 MMBO
Secondary Recovery 517 MMBO
Tertiary Potential   301 MMBO
Net Tertiary Potential 170 MMBO
Existing CELLC CO Pipelines
Existing Third Party CO Pipelines
Proposed CELLC CO Pipelines
Owned Active CO fields
Owned Potential CO fields
CO Source Locations
2
2
2
2
2
2

Arkalon Ethanol Plant
Interstate Unit
Carthage Unit
Postle Morrow Unit
Koch Fertilizer Plant
Burbank Field
Camrick Unit
Booker Units
Transpetco P/L 12"
Woodward Plant
Borger CO_2 Pipeline
Enid/Purdy CO_2 P/L
Agrium Borger Plant
Velma Units

Chaparral ENERGY

25

CO
2
Infrastructure & Resource Potential
CO
2
Infrastructure & Resource Potential
Chaparral CO  Pipelines
Proposed Chaparral Pipelines
Third Party Pipelines
Cum. Recovered 1-3 MMBO
Cum. Recovered 3-5 MMBO
Cum. Recovered 5-10 MMBO
Cum. Recovered 10+ MMBO
2

26

EOR Potential
EOR Potential
CO
2
- EOR is the fastest growing form of Enhanced Oil Recovery in the US
206,000 BOPD in 2004, mostly in Permian Basin and New Mexico
4% of US crude oil production
Traditional oil recovery methods leave behind 390 billion barrels already discovered
1.5 11.5 17.8 154 Illinois & Michigan
11.8 65.6 89.6 222 Mid-Continent
6.9 27.5 44.4 239 Gulf Coast
5.2 57.3 83.3 172 California
Technically Recoverable
(Billion Barrels)
ROIP
(Billion Barrels)
OOIP
(Billion Barrels)
CO
2
– EOR Technically Recoverable Resource Potential
U.S. Department of Energy – Office of Fossil Energy – Office of Oil and Natural Gas
88.7
5.9
2.7
17.3
4.2
20.8
12.4
390.0 581.7 1,581 Total
15.7 28.1 99 Louisiana Offshore
9.5 13.2 93 Williston
73.6 109.0 199 Texas: East & Central
22.6 33.6 162 Rocky Mountains
61.7 95.4 207 Permian
45.0 67.3 34 Alaska
All Reservoirs (Ten Basins / Areas Assessed)
No. Large Reservoirs
Assessed Basin / Area
Source:Advanced Resources International, February 2006
Notes: 1) Original oil in place, in all reservoirs in basins / areas
2) Remaining oil in place, in all reservoirs in basins / areas
(1)
(2)

27 27 Financial Overview Financial Overview

28

Capitalization and Cash Proceeds
Capitalization and Cash Proceeds
6.01 8.07 Total Debt / June 30, 2009 Proved Reserves ($/Boe)
2.6 3.5 Total Debt / 2010 EBITDA (x)
74% 99% Total Debt / Total Capitalization (%)
Credit Statistics
1,187 1,187  Total Capitalization
309 300  9  Stockholder’s Equity
793 1,093  Net Debt
878 (300) 1,178 Total Debt
648 648 Senior Notes, Net
9  9 Installment Notes Payable, Due 2013
14 14 Real Estate Mortgage Notes, due 2011 Through 2039
207 (300) 507 Revolving Credit Line, Due 2010
Debt
85 85 Cash and Cash Equivalents
Pro Forma Adjustments (1) 3Q09 ($MM)
Chaparral Capitalization
(109) Redemptions (1)
($MM)
300 Total Cash Proceeds
(26) Transaction Fees
(17) Warrant Repurchase (1)
452  Beginning URX Cash
URX Cash Proceeds
Notes: 1) Assumes 24% redemptions of URX public shares and $0.55 warrant repurchase price for 50% of outstanding warrants
2) 2010E EBITDA estimates based on IBES consensus; Debt pro forma for announced transactions; Chaparral debt based on
Sept 30, 2009 debt pro forma for URX investment
Total Debt / 2010E EBITDA
(2)
2.6
2.3
3.9
2.0
3.6
1.7
2.1
0.0
1.0
2.0
3.0
4.0
5.0
PQ CWEI SD PETD KWK HK CPR
Pro Forma
B+ B (Stable) B (Neg) B-

29

Historical and Projected Financials
Historical and Projected Financials
339.4
194.7
280.2
6.7
(86.0)
176.7
22.4
33.8
120.5
450.2
0.4
19.8
3.4
7.1
57.61
7.72
96.23
2008A
(81.2) (88.9) Interest (Expense)
253.1 138.7 Discretionary Cash Flow
0.9 15.1 Other Income / (Expense)
412.8 129.3 Total Capex
(2)
334.3 220.2 EBITDA
182.0 143.4 Operating Expenses
29.3 23.6 General and Administrative Expenses
39.0 21.5 Production and Ad Valorem Taxes
113.7 98.3 Lease Operating Expenses
515.4 348.4 Revenue Including Cash Settled Derivatives ($MM)
0.5 0.4 NGL (MMBbls)
29.7 22.5 Gas (Bcf)
4.4 3.5 Oil (MMBbls)
9.9 7.6 Production (MMBoe)
48.00 38.51 NGL – Wellhead ($/Bbl)
4.97 3.34 Gas – Wellhead ($/Mcf)
71.36 56.44 Oil – Wellhead ($/Bbl)
Price Forecasts
(1)
2010E 2009E
Note: 1) Based on September 30, 2009 strip price of $60.39 / Bbl and $4.24 / Mcf in 2009 and $73.84 / Bbl and $6.21 / Mcf in 2010
2) Includes oil & gas capex, non-drilling capex, and capitalized general and administrative expenses

30

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Hedge Portfolio
Hedge Portfolio
Provides financial security for next two volatile price years
Leaves upside pricing potential for outer years
Hedged natural gas basis for 85% of proved developed production for 2010 and 2011 to eliminate basis blow out
Note: 1) Dollars represent average strike price of hedges (includes all derivative instruments)
(2)
Jan-Dec 2011
Jan-Dec 2010
Nov-Dec 2009
Gas Basis Hedges
82% $0.74
86% $0.81
79% $0.96
% Gas
PDP
Price
Nov – Dec  2009 2010 2011
$7.79
$7.43 $7.38
$67.30 $67.57
$68.06
$10.00
$10.00
$110.00
$110.00
$110.00
$13.85
$11.53
$164.00
$169.00
$153.00
Oil Collars Oil Swaps Gas Swaps Gas Collars
2Q 2009 - monetized 2012 & 2013
contracts, net cash proceeds
$102 million
4Q 2008 and 1Q 2009 – monetized
portion of 2009 contract, net cash
proceeds $42 million
% of Proved Developed Producing Hedged (October 26, 2009)

31

Valuation and Ownership
Valuation and Ownership
10.03 Implied Share Price ($)
(2)
89.9 Total Shares Outstanding (millions)
902 Equity Value
(43) Less: Transaction Fees and Warrant Redemption
(1)
(1,093) Less: Net Debt
343 Add: URX Cash
(1)
1,695 Aggregate Value
5.1 2010E AV / EBITDA (x)
334 2010E EBITDA
$MM, Unless Noted
Breakeven Valuation
Post Transaction Ownership Summary
URX Public
URX Sponsor
*
Altoma
*
Notes: 1) Assumes 24% redemptions of URX public shares and $0.55 warrant repurchase price for 50% of outstanding warrants
2) Share price based on redemption value of URX public shares assuming $452 million in trust as of Sept. 30, 2009 and 45 million public shares
3) As of October 12, 2009 based on IBES estimates and company filings pro forma for announced transactions
Aggregate Value / 2010E EBITDA
(3)
5.1
9.5
8.6
7.8
7.7
7.5
6.2
5.3
0.0
2.0
4.0
6.0
8.0
10.0
WLL PXD REN CXO EAC DNR ARD CPR
7.7
Aggregate Value / 2008YE Reserves
(3)
7.96
13.50
16.96
18.99
21.27
24.34
28.93
14.95
0.00
8.00
16.00
24.00
32.00
PXD REN WLL EAC ARD DNR CXO CPR
18.99
Chesapeake
*
Fischer Investments
*
(Mark Fischer)
38%
5%
15%
24%
18%
($/Boe)
(x)
*
Subject to one-year lock-up period
Pro Forma
Pro Forma

32 32 Appendix Appendix

33

2008 Reserve Bridge
2008 Reserve Bridge
SEC YE 2008 Pricing
146.0
32.6
(4.4)
164.5
(7.1)
2.4
11.0
0.7
(53.7)
113.4
0
20
40
60
80
100
120
140
160
180
YE 2007
Reserves
Production Acquistions /
Divestures
Extensions /
Discoveries
Improved
Recovery
Revisions
Due to
Price
Other
Revisions
YE 2008
Reserves
Price Revisions
and Other
1H 2009
Reserves
Proved Reserves decreased by 51 MMBoe in 2008
Significantly lower YE 2008 prices – $44.60/Bbl, $5.62/MMBtu
Select higher-cost EOR properties became uneconomic
(1)
Note: 1) Change from YE2008 to 1H2009 reserves due to increased commodity prices, extensions and discoveries, and reduced by oil and gas production

34

Drilling Opportunities
Drilling Opportunities
19,171 54,447 596 86.4 4,579 53 Permian Basin
108,894
14,340
0
2,611
6,731
66,041
Undeveloped
Acreage
(net)
530,042
43,231
14,772
14,691
19,733
383,168
Developed
Acreage
(net)
3,997
46
34
102
191
3,028
Identified
Additional
Potential
Drilling
Locations
33.4 49,636 1,487 Total
226.3 1,132 5 Gulf Coast
125.6 503 4 Ark-La-Tex
10.2 1,050 103 Rocky Mountains
6.0 739 123 North Texas
(1)
34.7 41,633 1,199 Mid-Continent
MBoe per
Proved
Undeveloped
Location
(net)
Proved
Undeveloped
Reserves
(net MBoe)
Identified
Proved
Undeveloped
Drilling
Locations
(1)
Note: 1) High number of drilling locations due to low ownership percentage in acreage

SBU Area Burbank & Chat Development
South Burbank Unit

Chaparral Energy

35

Osage And Creek Counties, OK
Osage And Creek Counties, OK
Osage County, OK
North Burbank Unit
South Burbank Unit
West Fairfax Chat
Chaparral’s largest property
Producing depth: 3,000ft.
1 company rig currently running
Scheduled to drill 38 Chaparral operated
wells in 2010
187 Potential drill locations:
89.4% Avg working interest:
66,380 Chaparral net acres:
$0.4 Gross CapEx / well ($MM):
0.1 Gross reserves / well (MMboe):
Formation

36

Tunstill Field Play
Tunstill Field Play
BELL CANYON SAND
Loving Co.
Reeves Co.
292 Potential drill locations:
100% Avg working interest:
10 Total seismic sq.mi.:
20,640 Chaparral net acres:
$0.9 Gross CapEx / well ($MM):
0.1 Gross reserves / well (MMboe):
Formation
Recently Drilled Locations
Farm-In Acreage:  10,920 acres
Existing Acreage:  9.400 acres
Location: Loving County, Texas
Substantial Bone Springs potential
Delaware Basin
Multi-pay environment
Depth: 3300-5200 feet
Scheduled to drill 10 Chaparral
operated wells in 2010
CHERRY CANYON SAND

37

7.75
6.80
11.94
2.95
5.70
9.85
9.03
0.00
3.00
6.00
9.00
12.00
15.00
PQ CWEI SD PETD HK KWK CPR
Credit Profile
(1) (2)
Credit Profile
(1) (2)
% $ / Boe
$ / Boe x
Notes: 1) Assumes 24% redemptions of URX public shares and $0.55 warrant repurchase price; Debt as of Sept 30, 2009 pro forma for URX investment
2) As of October 12, 2009 based on IBES estimates and company filings pro forma for announced transactions
Pro Forma
Total Debt / Book Capitalization
56
58
98
41
75
43
74
0
20
40
60
80
100
120
PQ CWEI SD PETD KWK HK CPR
Pro Forma
B+ B (Stable) B- B (Neg)
Total Debt / 2008YE Proved Reserves
B+ B (Stable) B- B (Neg)
Total Debt / 2008YE PD Reserves
10.42
10.63
21.38
6.73
13.09
11.93
12.30
0.00
5.00
10.00
15.00
20.00
25.00
PQ CWEI SD PETD HK KWK CPR
Pro Forma
B+ B (Stable) B (Neg) B-
Total Debt / 2010E EBITDA
2.6
2.3
3.9
2.0
3.6
1.7
2.1
0.0
1.0
2.0
3.0
4.0
5.0
PQ CWEI SD PETD KWK HK CPR
Pro Forma
B+ B (Stable) B (Neg) B-

38

Experienced Management Team
Experienced Management Team
John A. Catsimatidis
Executive Chairman and
Director
Mark A. Fischer
CEO, President,
Co-Founder and Director
Joseph O. Evans
Exec. VP and CFO
Robert W. Kelly II
Sr. VP and
General Counsel
Larry E. Gateley
Sr. VP – Reservoir
Engineering and
Acquisitions
James M. Miller
Sr. VP – Operations and
Production Engineering
Chairman and CEO of Red Apple Group and United Refining Company, 70kb/d integrated oil refiner
Interests in petroleum refining and distribution, real estate, supermarkets and finance
37 years experience in the Mid-Continent and Permain Basin regions
Previous experience at Exxon, TXO and Slawson Exploration; co-founded Chaparral Energy in 1988
33 years experience in oil and gas accounting and finance
Audit Partner, Deloitte and Touche’s Energy practice until 1997
28 years experience in oil and gas land, title, and legal affairs
Previous experience with EOG Resources and TXO Production
36 years diversified management, operational, and technical experience
Previous positions included Exxon, Post Petroleum and SMR Energy
22 years experience in petroleum engineering
Previous experience at Robert A. Mason Production Co. and KEPCO Operating Inc.

39

Independent Directors
Independent Directors
Frost W. Cochran
Director
Kathleen Alana McGinty
Director
Michael A. Creel
Director
Current Managing Director and founding partner of Post Oak Energy Capital
Co-founder and President of Signal Hill Power. Managing Director of Torch Energy from 1998 until March 2002.
Current operating partner at Element LLC; Director at NRG Energy Inc, Energy East, and Weston Solutions, Inc
Secretary of the Pennsylvania Dept of Environmental Protection 2003-2008, Chair of the Pennsylvania Energy
Development Authority 2004-2008, and Chair of White House Council on Environmental Quality 1993-1998
Current President and CEO of Enterprise Products GP, LLC.
EPCO Group Vice Chairman Dec 07 to present and Exec Vice President And COO 2005-2007.
Current Director of Duncan energy Partners LP and EPE Holdings, LLC
Thomas E. Hassen
Director
Michael Bilirakis
Director
Current Vice Chairman of Irving Place Capital (formerly Bear Steams Merchant Banking)
Global Industries Groups within Bear Stearns 2005-2008, Credit Suisse First Boston 1999-2005 and Morgan
Stanley & Co. 1978-1999
Current Director of United Refining Company
Member of the House of Representatives for 24 years; House Energy and Commerce Committee for 22 years, and 14 years as a member of NATO Parliamentary Assembly